UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
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HYDRA INDUSTRIES ACQUISITION CORP.
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(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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HYDRA INDUSTRIES ACQUISITION CORP.
250 West 57th Street, Suite 2223

New York, New York 10107

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

HYDRA INDUSTRIES ACQUISITION CORP.

To Be Held on October 25, 2016

To the Stockholders of Hydra Industries Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of Hydra Industries Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Hydra Industries” or the “Company”), will be held on October 25, 2016, at 10:00 a.m. Eastern time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036. You are cordially invited to attend the special meeting for the purpose of voting on (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 61 days, from October 29, 2016 to December 29, 2016 (the “Extended Termination Date”), (ii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of October 24, 2014, by and between Hydra Industries and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date and (iii) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

Each of the Charter Amendment, the Trust Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination (the “Transaction”) pursuant to the Share Sale Agreement, dated as of July 13, 2016, as it may be amended (the “Sale Agreement”), by and among the Company and those persons identified on Schedule 1 thereto (the “Selling Group”), DMWSL 633 Limited, DMWSL 632 Limited and Gaming Acquisitions Limited. Hydra Industries’ IPO prospectus and charter provide that the Company has until October 29, 2016 (the “Current Termination Date”) to complete a business combination. As a result, our board of directors has determined it is in the best interests of our stockholders to extend the Termination Date from the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”).

While we have entered into a definitive agreement with the Selling Group and filed a preliminary proxy statement with the Securities and Exchange Commission in respect of such Transaction, our board currently believes that there may not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the Transaction. Accordingly, our board believes that in order to be able to consummate the Transaction, we may need to obtain the Extension.

This proxy statement is dated October 11, 2016 and is first being mailed to stockholders on or about October 12, 2016. Only holders of record of our common stock at the close of business on October 5, 2016 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Approval of the Charter Amendment and the Trust Amendment requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. The board of directors of Hydra Industries has already approved the Charter Amendment and the Trust Amendment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if the Charter Amendment and Trust Amendment are not approved at the special meeting.

i

If the Charter Amendment and Trust Amendment proposals are not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by October 29, 2016, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment and the Trust Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. The Company believes that such redemption right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete the Transaction in the timeframe initially contemplated by its charter. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to stockholders.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Hydra Industries estimates that the per-share pro rata portion of the trust account will be approximately $10.00 at the time of the special meeting. The closing price of the Company’s common stock on October 10, 2016 was $9.97. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.03 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment and the Trust Amendment proposals are not approved at the special meeting or any adjournment or postponement thereof and we do not consummate the Transaction by October 29, 2016, as contemplated by our IPO prospectus and in accordance with our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or the Trust Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

By Order of the Board of Directors,

Sincerely,

/s/ A. Lorne Weil
A. Lorne Weil
Chairman of the Board and Chief Executive Officer

October 11, 2016

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HYDRA INDUSTRIES ACQUISITION CORP.
250 West 57th Street, Suite 2223

New York, New York 10107

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD October 25, 2016

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Hydra Industries Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Hydra Industries” or the “Company”), will be held on October 25, 2016, at 10:00 a.m. Eastern time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, to consider and vote upon the following proposals:

•	a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 61 days, from October 29, 2016 (the “Current Termination Date”) to December 29, 2016 (the “Extended Termination Date”);

•	a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of October 24, 2014, by and between Hydra Industries and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date; and

•	a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

The Charter Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Hydra Industries has to complete a business combination. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its proposed business combination pursuant to the Share Sale Agreement, dated as of July 13, 2016, as it may be amended (the “Sale Agreement”), by and among the Company and those persons identified on Schedule 1 thereto (the “Selling Group”), DMWSL 633 Limited, DMWSL 632 Limited and Gaming Acquisitions Limited (the “Transaction”).

The affirmative vote of at least 65% of the outstanding shares of Hydra Industries’ common stock is required to approve the Charter Amendment and the Trust Amendment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Holders (“public stockholders”) of the Company’s common stock (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment and the Trust Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. However, the Company will not proceed with the Charter Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $80 million that was in the trust account as of June 30, 2016. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by October 29, 2016, as contemplated by our IPO prospectus and in accordance with our charter, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, the Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights and warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, A. Lorne Weil, our Chairman and Chief Executive Officer and the managing member of our Hydra Sponsor, Hydra Industries Sponsor LLC, has agreed that he will be liable to us, and our Macquarie Sponsor, MIHI LLC, has agreed to indemnify Mr. Weil for 50% of any such liability, if and to the extent any claims by a vendor for services rendered or products sold to us reduce the amount of funds in the Trust Account to below $10.00 per public share or such lesser amount per public share held in the Trust Account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets other than due to the failure to obtain such waiver, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Trust Amendment proposal will constitute consent for Hydra Industries to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Hydra Industries to complete a business combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Termination Date if the Charter Amendment is approved.

At the time the Charter Amendment and Trust Amendment become effective, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which the trustee will liquidate the trust account to the Extended Termination Date.

The record date for the special meeting is October 5, 2016. Record holders of Hydra Industries common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 10,000,000 outstanding shares of Company common stock including 8,000,000 outstanding public shares. The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated October 11, 2016 and is first being mailed to stockholders on or about October 12, 2016.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting, including with respect to the Charter Amendment and the Trust Amendment. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:	Hydra Industries is a blank check company incorporated in May 2014 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. In October 2014, the Company consummated its IPO from which it derived gross proceeds of $80,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, October 29, 2016). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete the Transaction and is submitting this proposal to the stockholders to vote upon.

Q:	What is voted on?

A:	You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and a proposal to amend the Company’s Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

In the event that the Charter Amendment and the Trust Amendment are not approved, you are being asked to vote on a proposal to adjourn the special meeting in order to provide additional time to seek to obtain sufficient votes in support of the Extension. Approval of the Charter Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for Hydra Industries to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Termination Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and the Trust Amendment proposals, after taking into account the Election.

If the Charter Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment and Trust Amendment proposals are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $80 million that was in the trust account as of June 30, 2016. In such event, Hydra Industries may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by October 29, 2016, or if the Charter Amendment and Trust Amendment proposals are approved and we have not completed a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Hydra Industries’ initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights and warrants, which will expire worthless in the event we wind up.

Q:	How many votes do I have at the special meeting?

A:	Our stockholders are entitled to one vote at the special meeting for each share of Company common stock held of record as of October 5, 2016, the record date for the special meeting. As of the close of business on the record date, there were 10,000,000 outstanding shares of our common stock.

Q:	What constitutes a quorum at the special meeting?

A:	Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the special meeting. As of the record date for the special meeting, 5,000,001 shares of our common stock would be required to achieve a quorum.

Q:	Why is the Company proposing the Charter Amendment and the Trust Amendment proposals?

A:	Hydra Industries’ charter and Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before October 29, 2016. As we explain below, the Company may not be able to complete a business combination by that date.

While the Company has entered into a definitive agreement with the Selling Group and filed a preliminary proxy statement with the Securities and Exchange Commission in respect of such Transaction, our board currently believes that there may not be sufficient time before the Current Termination Date to hold a special meeting at which to hold a vote for stockholder approval of the Transaction. Accordingly, our board believes that in order to be able to consummate the Transaction, we may need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Date.

Q:	Why should I vote for the Charter Amendment proposal?

A:	Hydra Industries’ board of directors believes stockholders should have an opportunity to evaluate the Transaction. Accordingly, the Company’s board is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the Transaction.

Q:	Should I vote for the Trust Amendment?

A:	Approval of the Trust Amendment is a condition to the implementation of the Charter Amendment.

Whether a holder of public shares votes in favor of or against the Trust Amendment, or abstains, the holder may, but is not required to, redeem all or a portion of its public shares for its pro rata portion of the trust account represented by the redeemed shares. We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and Trust Amendment proposals, after taking into account the Election.

Liquidation of the trust account is a fundamental obligation of Hydra Industries to the public stockholders under its charter and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination the Company proposes. Assuming the Charter Amendment is approved, the Company will have until the Extended Termination Date to complete a business combination.

Hydra Industries’ board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

Q:	How do the Company’s insiders intend to vote their shares?

A:	All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment, the Trust Amendment and, if necessary, the Adjournment Proposal.

Hydra Industries’ directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,000,000 founder shares, representing 20% of Hydra Industries’ issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q:	How are the Company’s insiders' interests in the Charter Amendment, the Trust Amendment and the Adjournment Proposal different from those of the public stockholders?

A:	Our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the charter. If the Charter Amendment and the Trust Amendment are approved, the Company will have more time to attain stockholder approval for the Transaction and the insiders are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the Charter Amendment?

A:	Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:	What vote is required to adopt the Trust Amendment?

A:	Approval of the Trust Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:	What vote is required to adopt the Adjournment Proposal?

A:	Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting by proxy.

Q:	What if I don’t want to vote for the Charter Amendment, the Trust Amendment or the Adjournment Proposal?

A:	If you do not want the Charter Amendment, the Trust Amendment or the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment and the Trust Amendment are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders. If the Charter Amendment and the Trust Amendment are approved, the Adjournment Proposal will not be presented for a vote.

Broker non-votes, abstentions or the failure to vote on the Charter Amendment and the Trust Amendment will have the same effect as votes “AGAINST” the Charter Amendment and the Trust Amendment. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Q:	What happens if the Charter Amendment is not approved?

A:	If the Charter Amendment is not approved at the special meeting, the Company will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment is not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by October 29, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Hydra Industries’ initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment and the Trust Amendment are approved, what happens next?

A:	If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to obtain approval for the Transaction at a special meeting of its stockholders prior the Extended Termination Date.

If the Trust Amendment is approved, the removal of the Withdrawal Amount from the trust account in respect of any redeemed public shares will reduce the amount remaining in the trust account and increase the percentage interest of Hydra Industries’ common stock held by the Company’s initial stockholders through the founder shares.

If the Charter Amendment and the Trust Amendment are approved but the Company does not complete a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Hydra Industries’ initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.

Q:	As long as I vote, would I still be able to exercise my redemption rights if I vote against any of the proposals?

A:	You may exercise your redemption rights whether you vote your shares of Hydra Industries common stock for or against the Charter Amendment, the Trust Amendment or the Adjournment Proposal. As a result, the proposals can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of NASDAQ.

Unless you elect to redeem all of your shares in connection with the special meeting, you will be able to vote on the Transaction if and when it is submitted to stockholders. If you vote against the Transaction, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Company’s charter.

Q:	How do I exercise my redemption rights?

A:	In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) affirmatively vote either for or against the Charter Amendment and the Trust Amendment and (iii) prior to 5:00 p.m., Eastern time on October 21, 2016 (two business days before the special meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:	What are the federal income tax consequences of exercising my redemption rights?

A:	Hydra Industries stockholders who exercise their redemption rights to receive cash from the trust account in exchange for their shares of Hydra Industries common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Hydra Industries common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. The redemption, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in Hydra Industries, taking into account certain attribution rules. Any such distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Hydra Industries common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Hydra Industries common stock.

The above is not intended to constitute tax advice and stockholders are encouraged to consult with their own tax advisors.

Q:	If I am a Hydra Industries warrantholder or rightholder, can I exercise redemption rights with respect to my warrants or rights?

A:	No. The holders of our warrants or rights have no redemption rights with respect to our warrants or rights.

Q:	If I am a Hydra Industries unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment, the Trust Amendment and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:	If you were a holder of record of our common stock on October 5, 2016, the record date for the special meeting, you may vote with respect to the proposals in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:	At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment, but will have no effect on the Adjournment Proposal. Additionally, if you abstain from voting or fail to vote at the special meeting, you will not be able to exercise your redemption rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal described herein.

Q:	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at the address listed below so that it is received by our secretary prior to the special meeting or by attending the special meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	Hydra Industries will pay the cost of soliciting proxies for the special meeting. Hydra Industries has engaged Morrow Sodali to assist in the solicitation of proxies for the special meeting. Hydra Industries has agreed to pay Morrow Sodali a fee of $15,000 plus costs and expenses and a per call fee for any incoming or outgoing stockholder calls for such services, which fee also includes Morrow Sodali acting as the inspector of elections at the special meeting. Hydra Industries will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. Hydra Industries will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Hydra Industries’ common stock for their expenses in forwarding soliciting materials to beneficial owners of Hydra Industries’ common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Martin E. Schloss, Executive Vice President, General Counsel and Secretary
250 West 57th Street, Suite 2223

New York, New York 10107
Email: marty@hydramgmt.com

Tel: (646) 565-3861

You may also contact our proxy solicitor at:

Morrow Sodali
470 West Avenue

Stamford, Connecticut 06902

Tel: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: HDRA.info@morrowco.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF HYDRA INDUSTRIES STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on October 25, 2016, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about October 12, 2016. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or Trust Amendment.

Date, Time and Place of Special Meeting

The special meeting will be held at 10:00 a.m. Eastern time, on October 25, 2016, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals set forth in this proxy statement.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on October 5, 2016, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 10,000,000 shares of Hydra Industries common stock outstanding, of which 8,000,000 are public shares and 2,000,000 are shares held by our Sponsors, independent directors and affiliates.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Charter Amendment and the Trust Amendment require the affirmative vote of the holders of at least 65% of the outstanding shares of our common stock. Accordingly, a Hydra Industries stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment or the Trust Amendment will have the same effect as a vote “AGAINST” the Charter Amendment or the Trust Amendment.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Recommendation to Hydra Industries Stockholders

Our board of directors believes that the Charter Amendment and the Trust Amendment to be presented at the special meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposals. If the Charter Amendment and the Trust Amendment are not approved, our board of directors believes that time to solicit additional votes for approval of the Charter Amendment and the Trust Amendment is in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment and the Trust Amendment and have no effect on the Adjournment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•	You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment and the Trust Amendment and, if presented for a vote, the Adjournment Proposal.

•	You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Martin Schloss, the Company’s Executive Vice President, General Counsel and Secretary, by telephone at (646) 565-3861, by email at marty@hydramgmt.com or in writing to c/o Hydra Industries Acquisition Corp., 250 W. 57th Street, New York 10107 before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment, the Trust Amendment and, if necessary, the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the special meeting. If you affirmatively vote for or against the Charter Amendment and the Trust Amendment, your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the special meeting, less taxes payable or amounts released to us for working capital). For illustrative purposes, based on funds in the trust account of approximately $80 million on June 30, 2016, the estimated per share redemption price would have been approximately $10.00.

In order to exercise your redemption rights, you must:

•	check the box on the proxy card to elect redemption;

•	affirmatively vote for or against the Charter Amendment and the Trust Amendment;

•	submit a request in writing prior to 5:00 p.m., Eastern time on October 21, 2016 (two business days before the special meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the special meeting and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by October 29, 2016 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock, as well as our rights to receive shares of our common stock upon consummation of an initial business combination, will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 61 days, from October 29, 2016 (the “Current Termination Date”) to December 29, 2016 (the “Extended Termination Date”). As with potential redemptions in connection with an initial business combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 25% or more of our public shares. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

Hydra Industries is proposing to amend its charter to extend the date by which it has to consummate a business combination from October 29, 2016 to the Extended Termination Date.

The Charter Amendment is essential to allowing the Company more time to consummate the Transaction. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by October 29, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of at least 65% of the shares entitled to vote at the meeting.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to replace the words “October 29, 2016” in Section 1(i)(y) of the Trust Agreement with the words “December 29, 2016”. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

Hydra Industries is proposing to amend its Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

The Trust Amendment is essential to allowing the Company more time to consummate the Transaction. Approval of the Trust Amendment is a condition to the implementation of the Extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by October 29, 2016, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Trust Agreement requires the affirmative vote of at least 65% of the shares entitled to vote at the meeting.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Vote Required for Approval

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the special meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT HYDRA INDUSTRIES

General

We are a blank check company incorporated in Delaware on May 30, 2014 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Sale Agreement, we sought to capitalize on the global network and investing and operating experience of our management team and board of directors to identify, acquire and operate one or more businesses in the diversified industrial manufacturing, distribution and services sectors in the United States, although we were able to pursue a business combination outside these industries.

In October 2014, we consummated our initial public offering of 8 million units at a price of $10.00 per unit, with each unit consisting of one share of our common stock, one right to receive one-tenth (1/10) of one share of common stock and one warrant to purchase one-half of one share of our common stock at an exercise price of $5.75 per one- half of one share ($11.50 per whole share). The shares of our common stock sold as part of the units in our IPO are referred to in this report as our “public shares.” The units in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of approximately $80,000,000. Prior to the consummation of our IPO, in July 2014, our Sponsors purchased 2,875,000 shares of common stock, which are referred to herein as “founder shares,” for a purchase price of $25,000, or approximately $0.01 per share. In July 2014, our Hydra Sponsor transferred 429,000 and 75,000 founder shares to an affiliate of Mr. Lipkin, our former Executive Vice President, Chief Financial Officer and Chief Operating Officer, and an affiliate of Mr. Schloss, our Executive Vice President, General Counsel and Secretary, respectively. In October 2014, affiliates of Mr. Lipkin and Mr. Schloss returned to us, at no cost, 74,750 and 13,068 founder shares, respectively, which we cancelled. In addition, in October 2014, our Hydra Sponsor transferred an aggregate of 22,000 founder shares to consultants of Hydra Management LLC (2,422 of which were subsequently forfeited), including 8,899 shares to George Peng, who was appointed as our Chief Financial Officer in August 2015. In addition, in October 2014 our Hydra Sponsor transferred 25,000 founder shares to each of Messrs. Miller, Shea, and Stevens, our independent directors (for a total of 75,000 founder shares, none of which were subject to forfeiture), and our Macquarie Sponsor transferred 25,000 founder shares to Mr. Dannhauser, our Macquarie Sponsor’s director designee (none of which were subject to forfeiture). As a result of the underwriters’ determination not to exercise their over-allotment option to purchase additional units, certain of our initial stockholders forfeited an aggregate of 300,000 shares of common stock. The founder shares will be worthless if we do not complete an initial business combination.

In addition, A. Lorne Weil, our Chairman and Chief Executive Officer and the managing member of our Hydra Sponsor, our Macquarie Sponsor, and another member of our management team purchased an aggregate of 7,500,000 private placement warrants, each exercisable for one-half of one share of our common stock at $5.75 per half share, for a purchase price of $3,750,000, or $0.50 per warrant, that will also be worthless if we do not complete a business combination.

Our Hydra Sponsor’s investment and voting decisions are determined by A. Lorne Weil, its managing member.

We entered into a contingent forward purchase agreement with our Macquarie Sponsor in October 2014, pursuant to which the Macquarie Sponsor agreed to purchase, concurrently with the consummation of our initial business combination, in a private placement for gross proceeds of approximately $20,000,000, 2,000,000 of our units and 500,000 shares of our common stock. The funds from this private placement may be used as part of the consideration paid to the sellers in the Company’s initial business combination and any excess funds from this private placement may be used by the post-transaction company for working capital purposes.

The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest. As of June 30, 2016, there was approximately $80 million held in the trust account and approximately $200,000 held outside the trust account available for working capital purposes.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our trust account (after any redemptions), the proceeds of the private placement with our Macquarie Sponsor, additional funds, if any, otherwise available at closing, and the issuance of shares of our common stock.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding the actual beneficial ownership of our common stock as of the record date for the special meeting by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our current executive officers and directors; and

•	all executive officers and directors of the Company as a group.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the initial stockholders and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities. The ownership percentages listed below do not include any such shares that may be purchased after the record date.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock is based on 10,000,000 shares of common stock issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock(2)
Hydra Industries Sponsor LLC(3)	1,186,308	11.9
MIHI LLC (4)(5)	323,750	3.2
A. Lorne Weil(3)	1,186,308	11.9
George Peng	8,899	*
Martin E. Schloss(6)	55,114	*
Jonathan S. Miller	25,000	*
Kenneth Shea	25,000	*
M. Brent Stevens	25,000	*
Stephen J. Dannhauser (5)	25,000	*
All directors and officers as a group (7 persons)	1,350,321	13.5
AQR Capital Management, LLC (7)	639,900	6.4
Polar Asset Management Partners Inc. (8)	1,289,300	12.9
TD Asset Management Inc. (9)	786,000	7.9
Weiss Asset Management LP(10)	556,716	5.6

________________________________

*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is 250 West 57th Street, Suite 2223, New York, NY 10107.
(2)	Excludes shares underlying our outstanding warrants and rights as such securities are not exercisable or convertible within 60 days of this proxy statement. Also excludes the contingent forward purchase contract, as such shares are not outstanding and may not be voted or disposed of by MIHI LLC within 60 days of the date of this proxy statement.
(3)	The shares held by our Hydra Sponsor are beneficially owned by A. Lorne Weil, who has sole voting and dispositive power over the shares held by our Hydra Sponsor. Mr. Weil, B. Luke Weil, a son of Mr. Weil, and trusts owned by Mr. Weil’s children, B. Luke Weil, Nicholas Weil, Francesca Weil, and Alexander Weil, own all of the membership interests in our Hydra Sponsor. Other than Mr. Weil, none of the owners of our Hydra Sponsor are on our management team.
(4)	MIHI LLC is an affiliate of Macquarie Group and Macquarie Capital (USA) Inc. The business address of MIHI LLC is c/o Macquarie Capital (USA) Inc., 125 West 55th Street, L-22, New York, NY 10019-5396.
(5)	Mr. Dannhauser disclaims beneficial ownership of shares held by MIHI LLC as he does not have control over voting or disposition of such shares. The business address of Mr. Dannhauser is 767 Fifth Avenue, New York, NY 10153.
(6)	Represents shares of common stock held by MS Hercules LLC. Martin E. Schloss, the Executive Vice President, General Counsel and Secretary of Hydra Industries, is the sole member of MS Hercules LLC. Mr. Schloss has sole voting and dispositive control over such securities.
(7)	According to Schedule 13G/A filed with the SEC on June 6, 2016 on behalf of AQR Capital Management, LLC, a Delaware company (“AQR Capital”). AQR Capital serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company, which holds 16.2% of the shares held by AQR Capital Management, LLC. AQR Capital is a wholly-owned subsidiary of AQR Management Holdings, LLC. The business address of AQR Capital is Two Greenwich Plaza, Greenwich, CT 06830.
(8)	According to a Schedule 13G/A filed with the SEC on February 10, 2016 on behalf of Polar Asset Management Partners Inc., a Canadian corporation (“Polar”) and Polar Multi Strategy Master Fund, a Cayman Islands fund (“PMSMF”). Polar serves as investment manager to PMSMF with respect to the shares held by this stockholder. The business address of this stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(9)	According to a Schedule 13G/A filed with the SEC on February 12, 2016 on behalf of TD Asset Management Inc., a Canadian corporation (“TDAM”). TDAM is a wholly-owned subsidiary of TD Bank Financial Group. The business address of this stockholder is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2, Canada.
(10)	According to a Schedule 13G filed with the SEC on May 2, 2016 on behalf of Weiss Asset Management LP (“Weiss”), BIP GP, WAM GP LLC (“WAM GP”) and Andrew M. Weiss. Shares reported for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP). The business address of this stockholder is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 250 W. 57th Street, New York, New York 10107.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2016 annual meeting of stockholders, or a special meeting in lieu thereof, will be held no later than December 29, 2016. Pursuant to our Definitive Proxy Statement filed on November 13, 2015 with respect to our 2015 annual meeting of stockholders held on December 10, 2015, for any proposal to have been considered for inclusion in our proxy statement or form of proxy for submission at our 2016 annual meeting of stockholders, or a special meeting in lieu thereof, it must have been submitted in writing and received by the Company no later than July 17, 2016.

Moreover, if you intended to present a proposal, or if you wanted to nominate one or more directors at the 2016 annual meeting, or a special meeting in lieu thereof held within 45 days of the anniversary of our 2015 annual meeting, you must have delivered proper notice to us no later than September 10, 2016.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Hydra Industries’ SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Martin E. Schloss, Executive Vice President,
General Counsel and Secretary
Hydra Industries Acquisition Corp.
250 West 57th Street, Suite 2223
New York, New York 10107

Email: marty@hydramgmt.com

Tel: (646) 565-3861

You may also obtain these documents by requesting them in writing or by telephone from Hydra Industries’ proxy solicitation agent at the following address and telephone number:

Morrow Sodali

470 West Avenue

Stamford, Connecticut 06902

Tel: (800) 662-5200

Banks and brokers can call collect: (203) 658-9400

Email: HDRA.info@morrowco.com

If you are a stockholder of Hydra Industries and would like to request documents, please do so by October 17, 2016, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of Hydra Industries for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HYDRA INDUSTRIES ACQUISITION CORP.

[●], 2016

Hydra Industries Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Hydra Industries Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on May 30, 2014 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on October 24, 2014.

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on August 19, 2014, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes and any interest that the Corporation may withdraw in accordance with the terms of the Trust Agreement for working capital requirements, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination and (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before December 29, 2016. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of any of Hydra Industries Sponsor LLC or MIHI LLC (the “Sponsors”), or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

5. The text of Paragraph (b) of Section 9.2 is hereby amended by inserting the phrase: “or on an amendment to Section 9.2(d) in accordance with Section 9.7 hereof pursuant to a proxy solicitation” immediately after the phrase, “If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation”.

6. The text of Paragraph (c) of Section 9.2 is hereby amended and restated to read in full as follows:

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an (i) initial Business Combination pursuant to a proxy solicitation or (ii) amendment to Section 9.2(d) in accordance with Section 9.7 hereof pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to 25% or more of the Offering Shares.

7. The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

A-1

(d) In the event that the Corporation has not consummated a Business Combination on or before December 29, 2016, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and any interest withdrawn in accordance with the terms of the Trust Agreement for working capital requirements and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, Hydra Industries Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

HYDRA INDUSTRIES ACQUISITION CORP.

By:
Name:
Title:

A-2

ANNEX B

PROPOSED AMENDMENT
TO THE
TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2016, to the Trust Agreement (as defined below) is made by and among Hydra Industries Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 24, 2014 (the “Trust Agreement”); and WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and WHEREAS, at a special meeting of stockholders of the Company (the “Special Meeting”) held on October 25, 2016, the Company stockholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to provide that the date by which the Company shall be required to effect a Business Combination shall be on or December 29, 2016 (the “Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account (the “Trust Amendment”) in the event the Company has not consummated a business combination by the Extended Date; and WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Secretary of State of the State of Delaware; NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and any interest withdrawn for working capital requirements and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter or Amendment Notification Letter (defined below) and the other documents referred to therein, or (y) December 29, 2016, if a Termination Letter has not been received by the Trustee prior to such applicable date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and any interest withdrawn for working capital requirements and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by December 29, 2016, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

2. Section 1(k) of the Trust Agreement is hereby amended and restated to read in full as follows:

(k) Distribute upon receipt of an Amendment Notification Letter (defined below), to Public Stockholders who exercised their redemption rights in connection with an Amendment (defined below) an amount equal to the pro rata share of the Property relating to the shares of Common Stock for which such Public Stockholders have exercised redemption rights in connection with such Amendment;

3. A new Section 1(l) is hereby inserted into the Trust Agreement immediately following Section 1(k) to read as follows:

(l) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j) or (k) above; and

4. Section 2(g) is hereby amended and restated to read in full as follows:

(g) If the Company seeks to amend any provision of its Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-Business Combination activity (including the time within which the Company has to complete a Business Combination) (in each case an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Stockholders who exercise their redemption option in connection with such Amendment.

5.	A new Exhibit D, attached hereto, is hereby added to the Trust Agreement immediately following Exhibit C of the Trust Agreement.

6.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

7.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

8.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

9.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

HYDRA INDUSTRIES ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to the Investment Management Trust Agreement]

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Cynthia Jordan, Vice President

Re:	Trust Account No. Stockholder Redemption Withdrawal Instruction

Ladies and Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Hydra Industries Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of October 24, 2014, as amended (the “Trust Agreement”), the Company hereby requests that you deliver to the Public Stockholders who have properly elected to have their Common Stock redeemed by the Company in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account $ ___________   of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

You are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the accounts designated by such Public Stockholders:

Very truly yours,

HYDRA INDUSTRIES ACQUISITION CORP.

By:
Name:
Title:

D-1

HYDRA INDUSTRIES ACQUISITION CORP.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 25, 2016

The undersigned hereby appoints each of Martin E. Schloss and George Peng as proxies, acting singly, each with the power of substitution and revocation, to attend and to represent the undersigned at the Special Meeting of Stockholders of Hydra Industries Acquisition Corp., a Delaware corporation (the “Company”), to be held at the offices of Kramer Levin Naftalis & Frankel, 1177 Avenue of the Americas, New York, New York 10036, on Tuesday, October 25, 2016 at 10:00 a.m., New York time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

	Proposals	For	Against	Abstain
1.

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 61 days, from October 29, 2016 (the “Current Termination Date”) to December 29, 2016 (the “Extended Termination Date”).

		☐	☐	☐
2.	Approval of an amendment to the Company’s existing Investment Management and Trust Agreement to replace the date “October 29, 2016” in Section 1(i)(y) of the agreement with the date “December 29, 2016”.	☐	☐	☐
3.	Approval of an amendment to allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. This proposal will only be presented to the Company’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve Proposals 1 and 2.	☐	☐	☐

☐ Intention to Exercise Redemption Rights. If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the proxy statement under the heading “Special Meeting of Hydra Industries Stockholders – Redemption Rights.”

The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Date: October __, 2016
Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO MARTIN E. SCHLOSS, GENERAL COUNSEL AND SECRETARY OF THE COMPANY, AT (646) 461-2655, WITH A COPY TO FOLLOW BY MAIL TO HIM AT 250 WEST 57th STREET, SUITE 2223, NEW YORK, NEW YORK 10107. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING IN PERSON.